UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

(Address of principal executive offices) (Zip code)

Michael B. Orkin

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

(Name and address of agent for service)

Copies to:

Wade Bridge

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45256

Registrant’s telephone number, including area code: 1-678-533-7850

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A NO-LOAD MUTUAL FUND
TICKER SYMBOL: **COAGX**

CALDWELL & ORKIN®

MANAGING FOR RISK
AS WELL AS RETURN

MARKET OPPORTUNITY FUND

ANNUAL REPORT April 30, 2017

Managed By:
C&O FUNDS ADVISOR, INC.
(800) 237-7073 or (678) 533-7850
5185 Peachtree Parkway, Suite 370
Norcross, Georgia 30092-6541

Table of Contents	Caldwell & Orkin Market Opportunity Fund
April 30, 2017 (Unaudited)

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2017 (Unaudited)

Investment Adviser C&O Funds Advisor, Inc. 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092-6541 (800) 237-7073	Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707 (800) 467-7903

Dear Fellow Shareholder:

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) fell -0.29% in the 6 month period ended April 30, 2017. The S&P 500 Total Return Index (“S&P 500”) gained 13.32% during the same period. For the 12 months ended April 30, 2017, the Fund lost -3.94% while the S&P 500 increased 17.92%. And since commencement of active management on August 24, 1992 through April 30, 2017, the Fund has generated a 7.17% compounded annual return vs. 9.56% for the S&P 500. The Fund’s total return from August 24, 1992 through April 30, 2017 has been 452.29%, compared to the S&P 500’s total return of 852.22%. Of course, past performance is no guarantee of future results. Please see standardized performance on page 7.

While we are not satisfied with our near term results, the Fund has achieved these results while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 4,7,9 and 10). Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have had virtually no correlation (0.089) with the price movements of the S&P 500 as measured by R, the correlation coefficient. An S&P 500 Index fund has nearly a 1.000 correlation to the market in any given period. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. Additionally, given the Fund’s low correlation to the S&P 500, deviations in Fund performance relative to the S&P 500’s performance are to be expected. (Statistical computations by Ned Davis Research, Inc.)

Management Discussion and Analysis

During the fiscal year-end April 30, 2017 the equity markets experienced only two drawdowns, both of minimal duration and magnitude. In response to the “Brexit”, the S&P 500 fell -5.34% from June 24th-June 27th. During this period the Fund was up 0.93% while the Morningstar Long/Short equity category (“the category”) was down -3.26%. The second drawdown occurred prior to the U.S. Presidential election from August 15th-November 3rd. During this period the S&P 500 was down -3.94% versus a -2.27% for the category. The Fund was down -1.99%.

The Fund’s gross long exposure at period end was 61.70% and it fluctuated throughout the year from a low of 23.3% to a high of 75.3%. During this time period the longs underperformed the S&P 500, returning 6.61%. The Fund’s gross short exposure ended the period at -16.67%, fluctuating throughout the year from a low of -6.7% to a high of -32.2%.

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Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2017 (Unaudited)

The shorts underperformed the inverse of the S&P 500, returning -14.54%. The Fund’s net invested position (longs minus shorts) ended the period at 45.03% net-long, fluctuating from -0.8% net-short to 62.9% net-long. The Fund’s total invested position (longs plus absolute value of the shorts plus puts and calls) ended the period at 79.76%, fluctuating from 47.4% to 87.7%.

The Fund is actively managed with its asset allocation determined by our macro factor analysis. Specifically, as the markets stalled in early June and declined with Brexit, our net exposure fell from 27.8% net-long to 21.0% net-long as we both reduced long exposure and added to short exposure. Our net-long exposure then rose to 35.2% as the markets rebounded through August. During the pre-election downturn our exposure fell significantly to 3.8% net-long, primarily the result of increasing our short exposure from 11.1% to 29.1%. The markets rallied post-election and our net exposure increased to 27.9% net-long by the end of November. By period-end the Fund was 45.03% net-long.

As of April 28, 2017 the longs were broadly diversified and positioned to benefit from positive macro-economic policy and industry-specific developments. Defense was the largest long exposure at 5.8%. The Fund had a 5.6% exposure to India through both ADRs (American Depository Receipts) and ETFs (exchange-traded funds). The Fund’s third largest exposure (5.6%) was to Financials.

The Fund’s short allocation remained small given unfavorable market conditions. As of April 28, consumer finance companies focusing on subprime auto loans, made up the Fund’s largest short industry exposure at -2.4%.

During the year, seven of our ten biggest winners were longs while only 3 were shorts. On the long side the winners include semiconductor companies Applied Materials, Inc. (AMAT) and NVIDIA Corporation (NVDA), software bellwether Microsoft Corporation (MSFT), organic food producer WhiteWave Foods Company (WWAV), wireless telecom carrier T-Mobile US, Inc. (TMUS), specialty chemical producer Albemarle Corporation (ALB) and Indian bank HDFC Bank Ltd. (HDB). On the short side, winners include for-profit education company ITT Educational Services, Inc. (ESI), consumer finance company LendingClub Corporation (LC) and mattress manufacturer Tempur Sealy International Inc. (TPX).

All five of our biggest losers were shorts. Among these shorts were real estate listing application provider Zillow Group, Inc. (ZG), for-profit education company DeVry Education Group Inc. (DV), market-based ETF SPDR S&P 500 Trust (SPY) (used to hedge against net-long positioning), consumer finance company Alliance Data Systems Corp (ADS) and motorcycle manufacturer Harley-Davidson, Inc. (HOG).

Annual Report | April 30, 2017	3

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2017 (Unaudited)

Outlook

The equity markets have enjoyed a robust start to 2017. As the Fund’s fiscal year begins many of the indicators we use to monitor the market’s health have become less bullish. Most notably, economic liquidity, while still supportive, has significantly declined. This decline poses a potential risk to markets given extraordinarily high debt levels in both the U.S. and around the world.

Markets move in cycles. Our goal in managing the Fund is to make money over the course of a full-market cycle, which includes both bull and bear market phases. Ned Davis Research, Inc. (“NDR”) has computed the bull and bear market cycles for the S&P 500 (“S&P”). Most of their definition focuses on a 20% market move in either direction. Over time, the Fund has underperformed during the bull phase of the full-market cycle while outperforming in the bear phase. Meanwhile, the Fund’s drawdowns have been uncorrelated to and significantly less than the market’s drawdowns. The Fund’s total returns also have little correlation to market returns.

Bull Market Phase			Bear Market Phase			Full Market Cycle
Start Date	MOF	S&P	Start Date**	MOF	S&P	End Date***	MOF	S&P
8/24/1992*	202.32%	230.03%	7/17/1998	4.01%	-19.19%	8/31/1998	214.43%	166.69%
8/31/1998	6.02%	62.88%	9/1/2000	14.71%	-35.71%	9/21/2001	21.61%	4.72%
9/21/2001	-5.75%	22.00%	3/19/2002	9.97%	-33.01%	10/9/2002	3.65%	-18.27%
10/9/2002	17.28%	119.38%	10/9/2007	2.20%	-55.26%	3/9/2009	19.86%	-1.85%
3/9/2009	-2.47%	111.33%	4/29/2011	0.46%	-18.72%	10/3/2011	-2.02%	71.76%
10/3/2011	26.13%	108.67%	7/20/2015	2.38%	-13.02%	2/11/2016	29.12%	81.50%

*	The first bull market phase began 10/11/1990, but the table begins with 8/24/1992, which coincides with commencement of active management of the Caldwell & Orkin Market Opportunity Fund.
**	The bear market start date is the bull market’s end date.
***	A full market cycle runs from the bull market start date to the full market cycle end date.

Sincerely,

Michael B. Orkin, CFA

Portfolio Manager and Chief Investment Officer

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment returns and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-377-7073 or visit www.CaldwellOrkin.com for current month-end performance. To see the most current performance as of 4/30/2017, please see page 7 of this annual report.

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Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2017 (Unaudited)

Disclosure

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Our philosophy in managing the Fund is to focus on risk as well as return. We use an investment philosophy based upon sophisticated exploitation of the low-risk anomaly. The low-risk anomaly stands in direct contradiction to the conventional beliefs of Efficient Market Hypothesis stating that high risk is equated with higher return. Caldwell and Orkin takes the opposite view – we believe that lower risk can result in higher return. The Fund may hold up to 60% of its net assets in short positions at any time and also invest in options. Short positions and put options are employed with the intent of making money when those stocks we judge to be mispriced fall. When we use short positions or put options, the Fund’s portfolio is considered to be “hedged,” so that it is not fully exposed to the price movements and volatility of the broader market. Our asset allocation determinations are primarily based on our perception of risk in the marketplace. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund. The Fund’s turnover rate will typically exceed 100% per year, and will not be a limiting factor when we deem change appropriate. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this commentary as of the date of this report.

An investment in the Fund involves risk, including the loss of principal. Additionally, there are certain risks inherent in investing in the Fund, including market risk, short sale risk, interest rate risk, business risk, small company risk, market valuation risk, political risk, and portfolio turnover risk. For a complete discussion of these risks, you may request a copy of the Fund’s prospectus by calling 800-237-7073. The Fund uses aggressive investment strategies (including short positions and options) that have the potential for yielding high returns; however, these strategies may also result in losses. Stocks sold short have unlimited risk. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Options are not suitable for all investors.

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return Index.

Annual Report | April 30, 2017	5

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2017 (Unaudited)

Statistical Risk Definitions:

Correlation Coefficient (R): R is a statistical measure of correlation. In this report, R is a measurement of investment risk that indicates how closely performance is linked to the broad market – it quantifies the degree to which a fund’s performance correlates with the performance of a benchmark. R can vary between 1.000 (perfect positive correlation) and -1.000 (perfect negative correlation). 0.000 represents no correlation. An R of 1.000 means that all movements of a fund are fully explained by movements in its benchmark index. Conversely, a low R indicates that very few of the fund’s movements are explained by movements in its benchmark index, and a negative R indicates a fund’s movements are inversely correlated with its benchmark index.

Coefficient of Determination (R-Square): R-Square, also represented as R2, is another measurement of investment risk that quantifies the degree to which a fund’s performance correlates with the performance of its benchmark index. R-Square is calculated by multiplying the Correlation Coefficient (R) by itself, and is therefore always positive. R-Square can vary between 0.000 (no correlation) and 1.000 (perfect correlation). The higher the value of R-Square, the greater the degree of correlation between the fund and its benchmark index. R-squared does not take into account the direction of the correlation (positive or negative), therefore R-Squared is not able to reflect inverse correlation between a fund and its benchmark index.

Beta: A measure of a fund’s sensitivity to market movements. Usually the higher betas represent riskier investments. When correlation is low, beta has minimal, if any, significance.

Standard deviation: A statistical measure of dispersion about an average, indicating the volatility of a fund’s total returns.

Sharpe Ratio: The Sharpe Ratio is calculated by subtracting the risk-free (T-bill) rate of return from a portfolio’s total return and then dividing this by its standard deviation. The resulting fraction can be thought of as return per unit of risk. The higher a portfolio’s Sharpe Ratio, the better the risk-adjusted performance.

Semi-variance: A measure of a fund’s downside (negative return) volatility relative to a benchmark. Lower numbers are associated with less risk.

Index Definition:

S&P 500 Total Return Index: The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

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Caldwell & Orkin Market Opportunity Fund	Performance Summary
April 30, 2017 (Unaudited)

Fiscal Year Ended April 30,	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)	Fiscal Year Ended April 30,	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)
1993**	21.09%	9.18%	2006	-2.74%	15.42%
1994	16.48%	5.32%	2007	15.31%	15.24%
1995	-2.28%	17.47%	2008	17.92%	-4.68%
1996	31.80%	30.21%	2009	4.73%	-35.31%
1997	23.24%	25.13%	2010	-7.40%	38.84%
1998	25.77%	41.07%	2011	0.41%	17.22%
1999	19.43%	21.82%	2012	4.95%	4.76%
2000	-0.02%	10.13%	2013	11.72%	16.89%
2001	11.43%	-12.97%	2014	-6.92%	20.44%
2002	1.88%	-12.63%	2015	10.73%	12.98%
2003	1.12%	-13.31%	2016	-0.56%	1.21%
2004	-3.55%	22.88%	2017	-3.94%	17.92%
2005	-0.17%	6.34%

Total Return Through April 30, 2017			Average Annual Returns Through April 30, 2017
6 months ended	-0.29%	13.32%	One Year	-3.94%	17.92%
12 months ended	-3.94%	17.92%	Three Years	1.88%	10.47%
Since 8/24/92(3)	452.29%	852.22%	5 Years	1.92%	13.68%
			Ten Years	2.86%	7.15%
			Fifteen Years	2.49%	7.61%
			Twenty Years	4.65%	7.60%
			Since 8/24/92(3)	7.17%	9.56%

[1]

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-377-7073 or visit www.CaldwellOrkin.com for current month-end performance. The Fund’s performance assumes the reinvestment of dividends and capital gains, if any. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this report as of the date of this report. See additional important disclosures on pages 5 and 6.

[2]

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return index. The S&P 500 Total Return index is a widely recognized unmanaged index of 500 common stock prices adjusted to reflect the reinvestment of dividends and distributions. You may not invest directly in an index.

[3]

Effective August 24, 1992, the Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

**	From August 24, 1992 through April 30, 1993 – the portion of the year using the active investment management style of C&O Funds Advisor, Inc., the manager of the Fund.

Annual Report | April 30, 2017	7

Caldwell & Orkin Market Opportunity Fund	Performance Summary Net Asset Allocation
April 30, 2017 (Unaudited)

Total annualized Fund operating expenses for the Fund is 2.99% as described in the Prospectus, dated August 30, 2017. This amount includes Acquired Fund Fees and Expenses, as well as interest and dividend expenses related to short sales, which if excluded would result in an annual operating expense rate of 1.39%. Additional information about the Fund’s current fees and expenses for the fiscal year ended April 30, 2017 is contained in the Financial Highlights.

Net Asset Allocation*

April 30, 2017

Net Asset Allocation*

October 31, 2016

*	As a percentage of net assets plus the absolute value of securities sold short.

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Caldwell & Orkin Market Opportunity Fund	Statistical Risk Profile
April 30, 2017 (Unaudited)

Worst S&P 500 Days
	C&O MOF	S&P 500	Variance
10/15/2008	-1.47%	-9.02%	7.55%
12/1/2008	-1.58%	-8.92%	7.34%	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return Index on all ten of the ten worst days, and was positive on two of the ten days.
9/29/2008	-0.37%	-8.78%	8.41%
10/9/2008	-2.12%	-7.61%	5.49%
10/27/1997	-1.60%	-6.89%	5.29%
8/31/1998	0.42%	-6.79%	7.21%
11/20/2008	0.23%	-6.70%	6.93%
8/8/2011	-0.63%	-6.66%	6.03%
11/19/2008	-0.28%	-6.10%	5.82%
10/22/2008	-1.11%	-6.09%	4.98%

Worst S&P 500 Weeks
	C&O MOF	S&P 500	Variance
10/10/2008	-2.71%	-18.14%	15.43%
9/21/2001	1.62%	-11.57%	13.19%	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return Index in all ten of the ten worst weeks, and was positive in seven of those weeks.
4/14/2000	4.51%	-10.52%	15.03%
10/3/2008	1.82%	-9.33%	11.15%
11/21/2008	0.55%	-8.33%	8.88%
7/19/2002	0.64%	-7.96%	8.60%
8/5/2011	-0.78%	-7.15%	6.37%
3/6/2009	-0.88%	-6.96%	6.08%
7/12/2002	1.02%	-6.81%	7.83%
2/20/2009	0.19%	-6.80%	6.99%

Worst S&P 500 Months
	C&O MOF	S&P 500	Variance
10/31/2008	2.86%	-16.74%	19.60%
8/31/1998	3.11%	-14.46%	17.57%	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return Index in all ten of the ten worst months, and was positive in seven of those months.
9/30/2002	2.10%	-10.86%	12.96%
2/28/2009	0.29%	-10.71%	11.00%
2/28/2001	4.78%	-9.13%	13.91%
9/30/2008	-0.42%	-8.89%	8.47%
6/30/2008	4.84%	-8.43%	13.27%
1/31/2009	-0.73%	-8.30%	7.57%
9/30/2001	3.28%	-8.06%	11.34%
5/31/2010	-2.56%	-8.04%	5.48%

Past performance is no guarantee of future results. See additional important disclosures on pages 5 and 6. Computations by Ned Davis Research, Inc.

Annual Report | April 30, 2017	9

Caldwell & Orkin Market Opportunity Fund	Statistical Risk Profile
April 30, 2017 (Unaudited)

Last 4 20% Declines in S&P 500
	C&O MOF	S&P 500 TR
1/6/2009 - 3/9/2009	-3.43%	-27.19%
10/9/2007 - 11/20/2008	4.27%	-50.73%
1/4/2002 - 10/9/2002	7.20%	-32.95%
3/24/2000 - 9/21/2001	23.52%	-35.65%

Daily 8/24/1992 - 4/30/2017	C&O MOF	S&P 500
Correlation Coefficient	0.0894	1.0000
Beta	0.040	1.000
Standard Deviation	0.515	1.142
Sharpe Ratio	0.56	0.45
Semi-Variance	0.13	0.64

Worst COAGX Drawdowns

	COAGX	S&P 500	Variance
1/17/2008 - 5/7/2010	-15.68%	-11.68%	-4.00%
2/2/2016 - 1/23/2017	-14.63%	21.48%	-36.11%
4/12/1999 - 11/23/1999	-13.30%	4.23%	-17.53%
10/9/2002 - 5/25/2006	-12.82%	74.17%	-86.99%
5/17/2013 - 4/11/2014	-10.22%	10.82%	-21.04%
3/18/1994 - 5/22/1995	-10.03%	14.95%	-24.98%
5/26/2000 - 6/7/2000	-8.14%	6.81%	-14.95%
12/29/2000 - 1/19/2001	-8.06%	1.75%	-9.81%
4/4/2001 - 3/11/2002	-8.03%	7.22%	-15.25%
3/15/1993 - 4/26/1993	-7.83%	-3.65%	-4.18%

Worst S&P 500 Drawdowns
	COAGX	S&P 500	Variance
10/9/2007 - 3/9/2009	2.20%	-55.26%	57.46%
3/24/2000 - 10/9/2002	28.03%	-47.41%	75.44%
4/29/2011 - 10/3/2011	0.46%	-18.72%	19.18%
7/17/1998 - 8/31/1998	4.01%	-19.19%	23.20%
4/23/2010 - 7/2/2010	-1.47%	-15.67%	14.20%
11/27/2002 - 3/11/2003	2.18%	-14.28%	16.46%
5/21/2015 - 2/11/2016	5.26%	-12.85%	18.11%
7/16/1999 - 10/15/1999	-0.47%	-11.78%	11.31%
10/7/1997 - 10/27/1997	0.16%	-10.74%	10.90%
9/23/1998 - 10/8/1998	2.03%	-9.94%	11.97%

Past performance is no guarantee of future results. See additional important disclosures on pages 5 and 6. Computations by Ned Davis Research, Inc.

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Caldwell & Orkin Market Opportunity Fund	Growth of $10,000
April 30, 2017 (Unaudited)

Caldwell & Orkin Market Opportunity Fund (“C&O MOF”) versus S&P500 Total Return Index

Results of a Hypothetical $10,000 investment April 30, 2007 through April 30, 2017

Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on pages 5 and 6.

Annual Report | April 30, 2017	11

Caldwell & Orkin Market Opportunity Fund	Sector Diversification
April 30, 2017 (Unaudited)

The following table presents the Caldwell & Orkin Market Opportunity Fund’s April 30, 2017 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

Sector	Long		Short		Total(1)	Net(2)
Aerospace & Defense	5.92%				5.92%	5.92%
Apparel Retail	2.61%				2.61%	2.61%
Apparel, Accessories & Luxury Goods	1.03%		-0.31%		1.34%	0.72%
Application Software			-0.44%		0.44%	-0.44%
Asset Management & Custody Banks	2.43%		0.00%	*	2.43%	2.43%
Aluminum*	0.00%				0.00%	0.00%
Auto Parts & Equipment			-0.72%		0.72%	-0.72%
Automobile Manufacturers			-0.76%		0.76%	-0.76%
Automotive Retail			-0.61%		0.61%	-0.61%
Broadcasting	0.02%				0.02%	0.02%
Building Products	0.80%				0.80%	0.80%
Cable & Satellite	0.82%				0.82%	0.82%
Casinos & Gaming	0.88%				0.88%	0.88%
Computer Hardware	0.40%				0.40%	0.40%
Construction Machinery & Heavy Trucks	0.54%				0.54%	0.54%
Construction Materials	0.25%				0.25%	0.25%
Consumer Finance	0.96%		-2.03%		2.99%	-1.07%
Data Processing & Outsourced Services	1.44%		-0.81%		2.25%	0.63%
Diversified Banks	1.94%		-0.63%		2.57%	1.31%
Diversified Chemicals	1.41%				1.41%	1.41%
Diversified Support Services	1.03%				1.03%	1.03%
Electrical Components & Equipment			-0.36%		0.36%	-0.36%
Electronic Components	0.31%				0.31%	0.31%
Environmental & Facilities Services	2.01%				2.01%	2.01%
General Merchandise Stores	0.00%	*	-0.42%		0.42%	-0.42%
Home Entertainment Software	0.60%				0.60%	0.60%
Home Furnishings			-1.13%		1.13%	-1.13%
Home Improvement Retail	1.55%				1.55%	1.55%
Homebuilding	1.39%				1.39%	1.39%
Hypermarkets & Super Centers	0.38%				0.38%	0.38%
Industrial Machinery	1.62%		-0.30%		1.92%	1.32%
Internet Software & Services			-1.14%		1.14%	-1.14%
Investment Banking & Brokerage	1.00%		-0.22%		1.22%	0.78%

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Caldwell & Orkin Market Opportunity Fund	Sector Diversification
April 30, 2017 (Unaudited)

Sector	Long		Short	Total(1)	Net(2)
IT Consulting & Other Services			-0.31%	0.31%	-0.31%
Motorcycle Manufacturers			-1.01%	1.01%	-1.01%
Movies & Entertainment	1.95%			1.95%	1.95%
Oil & Gas Drilling	0.00%	*	-0.71%	0.71%	-0.71%
Oil & Gas Equipment & Services	0.84%			0.84%	0.84%
Oil & Gas Exploration & Production	0.33%			0.33%	0.33%
Oil & Gas Storage & Transportation	1.20%			1.20%	1.20%
Pharmaceuticals	1.48%		-0.50%	1.98%	0.98%
Residential REITs			-2.22%	2.22%	-2.22%
Regional Banks	0.51%			0.51%	0.51%
Restaurants			-0.31%	0.31%	-0.31%
Semiconductor Equipment	2.23%			2.23%	2.23%
Semiconductors	0.64%			0.64%	0.64%
Soft Drinks	2.74%			2.74%	2.74%
Specialized REIT’s	1.31%			1.31%	1.31%
Specialty Chemicals	2.54%			2.54%	2.54%
Specialty Stores			-0.49%	0.49%	-0.49%
Steel	1.21%		-0.22%	1.43%	0.99%
Systems Software	1.54%			1.54%	1.54%
Technology Hardware, Storage & Peripherals	0.73%			0.73%	0.73%
Trucking			-0.44%	0.44%	-0.44%
Water Utilities	3.62%			3.62%	3.62%
Wireless Telecommunication Services	0.35%			0.35%	0.35%
Subtotal Common Stocks (long & short positions)	54.56%		-16.09%	70.65%	38.47%

Emerging Country Exchange-Traded Funds	4.48%			4.48%	4.48%
Exchange-Traded Funds – Sector Funds – Energy			-0.30%	0.30%	-0.30%
Exchange-Traded Funds – Country Fund – United States Treasury Bonds			-0.52%	0.52%	-0.52%

Annual Report | April 30, 2017	13

Caldwell & Orkin Market Opportunity Fund	Sector Diversification
April 30, 2017 (Unaudited)

Sector	Long	Short	Total(1)	Net(2)
Exchange-Traded Funds – Country Fund – United States TIPS	3.52%		3.52%	3.52%
Subtotal Exchange-Traded Funds (long & short positions)	8.00%	-0.82%	8.82%	7.18%

Call Options	0.63%		0.63%	0.63%
Put Options	0.78%		0.78%	0.78%
Other Assets in Excess of Liabilities	19.12%		19.12%	19.12%
Total Portfolio Holdings	83.09%	-16.91%	100.00%

(1)	Total exposure is Long exposure plus the absolute value of the Short exposure.
(2)	Net exposure is Long exposure less Short exposure.
*	Less than +/-0.005% of net assets.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2017

	Shares	Fair Value
COMMON STOCKS – LONG – 54.56%
Aerospace & Defense – 5.92%
BWX Technologies, Inc.	26,000	$1,278,420
General Dynamics Corp.	9,000	1,744,110
Huntington Ingalls Industries, Inc.	5,800	1,165,162
Northrop Grumman Corp.	6,100	1,500,356
Raytheon Co.	7,800	1,210,638

		6,898,686

Aluminum – 0.00%
Alcoa Corp.	100	3,373

Apparel Retail – 2.61%
Children’s Place, Inc./The	11,100	1,274,280
TJX Cos., Inc./The	22,500	1,769,400

		3,043,680

Apparel, Accessories & Luxury Goods – 1.03%
Coach, Inc.	30,500	1,201,395

Asset Management & Custody Banks – 2.43%
Apollo Global Management LLC	100	2,677
Blackstone Group LP/The	45,800	1,412,472
Oaktree Capital Group LLC Class A	30,200	1,419,400

		2,834,549

Broadcasting – 0.02%
AMC Networks, Inc. – Class A*	100	5,968
CBS Corp. – Class B	100	6,656
Scripps Networks Interactive, Inc. – Class A	100	7,472

		20,096

Building Products – 0.80%
Fortune Brands Home & Security, Inc.	14,700	936,978

Cable & Satellite – 0.82%
Comcast Corp. – Class A	24,300	952,317

Casinos & Gaming – 0.88%
Melco Resorts & Entertainment Ltd.*	46,900	1,029,455

Computer Hardware – 0.40%
NCR Corp.*	11,400	470,250

Construction Machinery & Heavy Trucks – 0.54%
Allison Transmission Holdings, Inc.	16,200	626,616

See accompanying notes to financial statements.

Annual Report | April 30, 2017	15

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2017

	Shares	Fair Value
Construction Materials – 0.25%
Eagle Materials, Inc.	3,000	$287,910

Consumer Finance – 0.96%
Credit Acceptance Corp.*	3,100	630,075
SLM Corp.*	38,900	487,806

		1,117,881

Data Processing & Outsourced Services – 1.44%
Fidelity National Information Services, Inc.	17,600	1,481,744
Square, Inc.*	10,900	198,816

		1,680,560

Diversified Banks – 1.94%
Banco Bradesco SA	36,600	386,130
HDFC Bank Ltd.	17,100	1,361,331
Itau Unibanco Holding SA	40,700	500,610
JPMorgan Chase & Co.	100	8,700

		2,256,771

Diversified Chemicals – 1.41%
Dow Chemical Co./The	26,200	1,645,360

Diversified Support Services – 1.03%
Cintas Corp.	9,800	1,200,206

Electronic Components – 0.31%
Dolby Laboratories, Inc.	6,900	363,837

Environmental & Facilities Services – 2.01%
Republic Services, Inc.	13,900	875,561
Waste Management, Inc.	20,100	1,462,878

		2,338,439

General Merchandise Stores – 0.00%
Ollie’s Bargain Outlet Holdings, Inc.*	100	3,830

Home Entertainment Software – 0.60%
Electronic Arts, Inc.*	7,400	701,668

Home Improvement Retail – 1.55%
Home Depot, Inc./The	11,600	1,810,760

Homebuilding – 1.39%
D.R. Horton, Inc.	37,300	1,226,797
Toll Brothers, Inc.	10,800	388,692

		1,615,489

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2017

	Shares	Fair Value
Hypermarkets & Super Centers – 0.38%
Costco Wholesale Corp.	2,500	$443,800

Industrial Machinery – 1.62%
Illinois Tool Works, Inc.	9,200	1,270,428
Xylem, Inc.	12,000	616,920

		1,887,348

Investment Banking & Brokerage – 1.00%
Morgan Stanley	26,800	1,162,316

Movies & Entertainment – 1.95%
Time Warner, Inc.	18,200	1,806,714
Viacom, Inc. – Class B	11,100	472,416

		2,279,130

Oil & Gas Drilling – 0.00%
Unit Corp.*	100	2,149

Oil & Gas Equipment & Services – 0.84%
ProPetro Holding Corp.*	42,400	574,520
U.S. Silica Holdings, Inc.	9,700	402,550

		977,070

Oil & Gas Exploration & Production – 0.33%
Carrizo Oil & Gas, Inc.*	100	2,515
Concho Resources, Inc.*	100	12,666
Continental Resources, Inc.*	100	4,241
Diamondback Energy, Inc.*	100	9,984
Pioneer Natural Resources Co.	2,000	345,980
RSP Permian, Inc.*	100	3,805
Whiting Petroleum Corp.*	100	830
WildHorse Resource Development Corp.*	100	1,091

		381,112

Oil & Gas Storage & Transportation – 1.20%
Western Gas Partners LP	23,800	1,397,298

Pharmaceuticals – 1.48%
Allergan PLC*	7,100	1,731,406

Regional Banks – 0.51%
CIT Group, Inc.	12,900	597,399
KeyCorp	100	1,824

		599,223

See accompanying notes to financial statements.

Annual Report | April 30, 2017	17

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2017

	Shares	Fair Value
Semiconductor Equipment – 2.23%
Advanced Energy Industries, Inc.*	18,200	$1,343,160
Applied Materials, Inc.	30,700	1,246,727
Lam Research Corp.	100	14,485

		2,604,372

Semiconductors – 0.64%
Advanced Micro Devices, Inc.*	56,200	747,460

Soft Drinks – 2.74%
Coca-Cola Co./The	32,800	1,415,320
PepsiCo, Inc.	15,700	1,778,496

		3,193,816

Specialized REITs – 1.31%
Digital Realty Trust, Inc.	13,300	1,527,372

Specialty Chemicals – 2.54%
Albemarle Corp.	11,700	1,274,247
Ecolab, Inc.	13,100	1,691,079

		2,965,326

Steel – 1.21%
Nucor Corp.	23,100	1,416,723

Systems Software – 1.54%
Microsoft Corp.	26,200	1,793,652

	Technology Hardware, Storage & Peripherals – 0.73%
Western Digital Corp.	9,500	846,165

Water Utilities – 3.62%
American Water Works Co., Inc.	30,300	2,416,728
Aqua America, Inc.	54,700	1,810,023

		4,226,751

Wireless Telecommunication Services – 0.35%
T-Mobile US, Inc.*	6,000	403,620

TOTAL COMMON STOCKS – LONG
(Cost $58,821,879)		63,626,215

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2017

	Shares	Fair Value
EXCHANGE-TRADED FUNDS – LONG – 8.00%
iShares MSCI Brazil Capped ETF	100	$3,717
iShares MSCI India ETF	45,100	1,446,808
iShares TIPS Bond ETF	24,300	2,794,743
PowerShares India Portfolio	64,100	1,485,197
Vanguard Short-Term Inflation-Protected Securities ETF	26,400	1,305,744
WisdomTree India Earnings Fund	92,400	2,295,216

TOTAL EXCHANGE-TRADED FUNDS – LONG
(Cost $8,638,567)		9,331,425

	Contracts	Fair Value
PURCHASED CALL OPTIONS – 0.63%
Childrens Place, Inc., Call @ $105, Expiring June 2017	170	204,000
Lululemon Athletica, Inc., Call @ $67.50, Expiring June 2017	120	1,920
NCR Corp., Call @ $860, Expiring October 2017	655	104,800
Northrop Grumman Corp. Holding Co., Call @ $245, Expiring November 2017	155	192,200
Silica Holdings, Inc., Call @ $44, Expiring June 2017	225	43,875
TJX Companies, Inc., Call @ $77.50, Expiring July 2017	620	192,200

TOTAL PURCHASED CALL OPTIONS
(Cost $957,167)		738,995
PURCHASED PUT OPTIONS – 0.78%
Alliance Data Systems Corp., Put @ $230, Expiring June 2017	153	35,190
Alliance Data Systems Corp., Put @ $250, Expiring December 2017	54	115,560
Harley Davidson, Inc., Put @ $57.50, Expiring August 2017	300	108,000
iShares Russell 2000 Index ETF, Put @ $137, Expiring June 2017	260	52,520
iShares Russell 2000 Index ETF, Put @ $140, Expiring June 2017	415	134,045
Nvidia Corp., Put @ $100, Expiring June 2017	55	18,700
Nvidia Corp., Put @ $95, Expiring September 2017	90	40,140
Signet Jewelers Ltd., Put @ $65, Expiring July 2017	110	51,480
SPDR S&P 500 Index ETF, Put @ $235, Expiring June 2017	995	236,810
Tempur Sealy International, Inc., Put @ $45, Expiring June 2017	145	38,570
Zillow Group, Inc., Put @ $35, Expiring August 2017	516	72,240

TOTAL PURCHASED PUT OPTIONS
(Cost $1,499,594)		903,255

See accompanying notes to financial statements.

Annual Report | April 30, 2017	19

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2017

	Shares	Fair Value
MONEY MARKET SECURITIES – 36.60%
First American Treasury Obligations Fund – Class Z, 0.63%(a) (b)	42,675,879	$42,675,879

TOTAL MONEY MARKET SECURITIES
(Cost $42,675,879)		42,675,879
TOTAL INVESTMENTS – 100.57%
(Cost $112,593,086)		117,275,769

Liabilities in Excess of Other Assets – (0.57)%		(665,895)

NET ASSETS – 100.00%		$116,609,874

(a)	Rate disclosed is the seven day effective yield as of April 30, 2017.
(b)	A portion of the security is held as collateral for short sales activity. As of April 30, 2017, the amount held as collateral was $25,000,000.
*	Non-income producing security.

The sub-industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Fair Value
COMMON STOCKS – SHORT – (16.09)%
Apparel, Accessories & Luxury Goods – (0.31)%
Fossil Group, Inc.	(21,100)	$(363,975)

Application Software – (0.44)%
Snap, Inc.*	(22,500)	(507,375)

Asset Management & Custody Banks – 0.00%
WisdomTree Investments, Inc.	(100)	(835)

Auto Parts & Equipment – (0.72)%
American Axle & Manufacturing Holdings, Inc.*	(14,400)	(253,296)
LCI Industries	(5,800)	(586,670)

		(839,966)

Automobile Manufacturers – (0.76)%
Winnebago Industries, Inc.	(30,900)	(886,830)

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2017

	Shares	Fair Value
Automotive Retail – (0.61)%
CarMax, Inc.*	(12,100)	$(707,850)

Consumer Finance – (2.03)%
Ally Financial, Inc.	(17,900)	(354,420)
Credit Acceptance Corp.*	(6,200)	(1,260,150)
Enova International, Inc.*	(16,600)	(235,720)
Santander Consumer USA Holdings, Inc.*	(40,200)	(512,148)

		(2,362,438)

Data Processing & Outsourced Services – (0.81)%
Alliance Data Systems Corp.	(3,800)	(948,594)

Diversified Banks – (0.63)%
National Bank of Canada	(12,200)	(476,405)
Westpac Banking Corp.	(10,000)	(263,500)

		(739,905)

Electrical Components & Equipment – (0.36)%
Acuity Brands, Inc.	(2,400)	(422,640)

General Merchandise Stores – (0.42)%
Big Lots, Inc.	(9,600)	(484,704)

Home Furnishings – (1.13)%
Tempur Sealy International, Inc.*	(28,000)	(1,314,600)

Industrial Machinery – (0.30)%
Snap-on, Inc.	(2,100)	(351,813)

Internet Software & Services – (1.14)%
Endurance International Group Holdings, Inc.*	(77,900)	(592,040)
Zillow Group, Inc.*	(19,200)	(739,008)

		(1,331,048)

Investment Banking & Brokerage – (0.22)%
Piper Jaffray Co., Inc.	(4,000)	(250,400)

IT Consulting & Other Services – (0.31)%
Infosys Ltd.	(24,900)	(362,544)

Motorcycle Manufacturers – (1.01)%
Harley-Davidson, Inc.	(20,700)	(1,175,967)

Oil & Gas Drilling – (0.71)%
Transocean Ltd.*	(75,200)	(829,456)

See accompanying notes to financial statements.

Annual Report | April 30, 2017	21

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2017

	Shares	Fair Value
Pharmaceuticals – (0.50)%
Valeant Pharmaceuticals International, Inc.*	(63,200)	$(584,600)

Residential REITs – (2.22)%
Apartment Investment & Management Co. – Class A	(14,700)	(642,978)
Camden Property Trust	(15,600)	(1,284,348)
Equity Residential	(10,200)	(658,716)

		(2,586,042)

Restaurants – (0.31)%
DineEquity, Inc.	(6,400)	(361,856)

Specialty Stores – (0.49)%
Signet Jewelers Ltd.	(100)	(6,584)
Tractor Supply Co.	(9,200)	(569,572)

		(576,156)

Steel – (0.22)%
ArcelorMittal*	(32,500)	(253,500)

Trucking – (0.44)%
Avis Budget Group, Inc.	(16,900)	(515,450)

TOTAL COMMON STOCKS – SHORT
(Proceeds Received $18,859,604)		(18,758,544)
EXCHANGE-TRADED FUNDS – SHORT – (0.82)%
Energy Select Sector SPDR Fund	(5,200)	(352,768)
iShares 20+ Year Treasury Bond ETF	(2,500)	(305,875)
iShares 3-7 Year Treasury Bond ETF	(2,400)	(296,928)

TOTAL EXCHANGE-TRADED FUNDS – SHORT
(Proceeds Received $947,493)		(955,571)
TOTAL SECURITIES SOLD SHORT – (16.91)%
(Proceeds Received $19,807,097)		$(19,714,115)

*	Non-income producing security.

The sub-industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statement of Assets and Liabilites
April 30, 2017

ASSETS
Investments, at value (cost $112,593,086)	$117,275,769
Deposit held by broker for securities shold short	17,688,026
Receivables:
Investments sold	4,267,258
Capital shares sold	41,969
Dividends and interest	114,238
Other assets	32,120

Total assets	139,419,380

LIABILITIES
Securities sold short, at value (proceeds $19,807,097)	19,714,115
Payables:
Investment securities purchased	1,225,366
Dividends payable - short sales	6,445
Capital shares redeemed	1,683,196
Investment advisory fee	98,312
Accrued expenses and other liabilities	82,072

Total liabilities	22,809,506

Net Assets	$116,609,874

Net Assets Consist of:
Paid-in capital	$119,934,551
Accumulated net investment loss	(386,206)
Accumulated net realized loss on investments and securities sold short	(7,714,136)
Net unrealized apprecation on investments and securities sold short	4,775,665

Net Assets	$116,609,874

Shares outstanding, par value $0.10 per share (30,000,000 authorized shares)	5,627,012

Net Asset Value, Offering Price and Redemption Price Per Share*	$20.72

*	Redemption price may differ from NAV if redmption fee is applied.

See accompanying notes to financial statements.

Annual Report | April 30, 2017	23

Caldwell & Orkin Market Opportunity Fund	Statement of Operations
For the Year Ended April 30, 2017

INVESTMENT INCOME
Dividends	$1,109,781
Interest	202,568

Total Investment Income	1,312,349

EXPENSES
Investment advisory fees (Note 2)	1,589,675
Interest expense	498,609
Dividend expense on securities sold short	465,508
Administration and accounting fees (Note 2)	135,643
Other operating expenses	134,668
Professional fees	116,708
Director’s fees and expenses	90,988
Insurance expense	49,669
Registration and filing fees	46,195
Shareholder report printing	26,758
Chief compliance officer expense	24,724
Custodian fees	23,128
Transfer agent fees (Note 2)	14,266
Pricing expenses	3,363

Total Expenses before fee expense reductions	3,219,902
Reduction of conversion costs	(20,000)
Less fees reduced by Administrator (Note 2)	(14,301)

Total net expenses	3,185,601

Net Investment Loss	(1,873,252)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	8,763,141
Purchased options	(6,556,529)
Securities sold short	(31,194)

Net realized gain (loss)	2,175,418

Change in unrealized appreciation (depreciation) on:
Investments	(1,676,871)
Purchased options	1,080,564
Securities sold short	(7,191,258)

Net unrealized appreciation (depreciation)	(7,787,565)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,612,147)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,485,399)

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Statements of Changes In Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,873,252)	$(3,483,128)
Net realized gain (loss) on investments, purchased options and securities sold short	2,175,418	(1,635,830)
Change in unrealized appreciation (depreciation) of investments, purchased options and securities sold short	(7,787,565)	(1,629,639)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(7,485,399)	(6,748,597)

DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments	–	(10,125,493)

Total Distributions	–	(10,125,493)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	21,349,828	126,098,676
Reinvested ditributions	–	7,336,522
Cost of shares redeemed	(105,592,465)	(37,226,116)
Redemption fee proceeds (Note 1)	9,735	57,689

Net Increase (Decrease) in net assets resulting form capital share transactions	(84,232,902)	96,266,771

INCREASE (DECREASE) IN NET ASSETS	(91,718,301)	79,392,681

NET ASSETS
Beginning of year	208,328,175	128,935,494

End of year*	$116,609,874	$208,328,175

* Including Accumulated Net Investment Income (Loss)	$(386,206)	$(1,183,361)

CAPITAL SHARE ACTIVITY
Shares sold	1,011,479	5,343,343
Reinvested distributions	–	320,093
Shares redeemed	(5,042,880)	(1,626,041)

Net Increase (Decrease) in Capital Shares	(4,031,401)	4,037,395

See accompanying notes to financial statements.

Annual Report | April 30, 2017	25

Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a share outstanding during each of the years presented.

	For the Year Ended April 30, 2017		For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net Asset Value, Beginning of Year	$21.57		$22.94	$20.88	$22.97	$20.56

Income from investment operations:
Net investment loss	(0.25)	(a)	(0.36)	(0.49)	(0.29)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.60)		0.30	2.71	(1.30)	2.60

Total from Investment Operations	(0.85)		(0.06)	2.22	(1.59)	2.40

Less Distributions to Shareholders From:
Net realized gains on investments	–		(1.32)	(0.17)	(0.51)	–

Total distributions	–		(1.32)	(0.17)	(0.51)	–

Paid in Capital:
Paid in capital from redemption fees	—	(b)	0.01	0.01	0.01	0.01

Net Asset Value, End of Year	$20.72		$21.57	$22.94	$20.88	$22.97

Total Return(c)	(3.94%)		(0.56%)	10.68%	6.92%	11.72%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$116,610		$208,328	$128,935	$165,472	$260,916
Ratios to Average Net Assets:
Management fees	1.00%		1.00%	1.00%	1.00%	1.00%
Administrative and other expenses	0.40%		0.37%	0.44%	0.29%	0.27%

Expenses before dividends on securities sold short and interest expense	1.40%		1.37%	1.44%	1.29%	1.27%
Interest expense	0.31%		0.85%	0.63%	0.30%	0.46%
Expenses from dividends on securities sold short	0.29%		0.73%	0.57%	0.14%	0.26%

Ratio of total expenses	2.00%		2.95%	2.64%	1.73%	1.99%

Ratio of net investment loss	(1.18%)		(2.06%)	(1.80%)	(0.98%)	(0.87%)
Portfolio Turnover Rate	500%		415%	434%	657%	352%

(a)	Calculated using average shares outstanding.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. C&O Funds Advisor, Inc. (the “Adviser”) uses a catalyst-driven, multi-dimensional, disciplined investment process focusing on active asset allocation, security selection and surveillance to achieve the Fund’s investment objective. The Adviser’s philosophy in managing the Fund is to focus on risk as well as return. The Adviser utilizes an investment philosophy based upon sophisticated exploitation of the low-risk anomaly. The low-risk anomaly stands in direct contradiction to the conventional beliefs of Efficient Market Hypothesis stating that high risk is equated with higher return. The Adviser takes the opposite view – we believe that lower risk can result in higher return.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a value instead. Debt securities are valued at the price provided by an independent pricing service. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | April 30, 2017	27

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —

Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

Level 2 —

Quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3 —

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s investments carried at value:

Investments in Securities*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$63,626,215	$—	$—	$63,626,215
Exchange-Traded Funds	9,331,425	—	—	9,331,425
Purchased Call Options	237,995	501,000	—	738,995
Purchased Put Options	795,825	107,430	—	903,255
Money Market Securities	42,675,879	—	—	42,675,879
Total	$116,667,339	$608,430	$—	$117,275,769

Other Financial Instruments*
Liabilities
Securities Sold Short
Common Stocks	$(18,758,544)	$—	$—	$(18,758,544)
Exchange-Traded Funds	$(955,571)	$—	$—	$(955,571)
Total	$(19,714,115)	$—	$—	$(19,714,115)

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

During the fiscal year ended April 30, 2017, there were no transfers between any levels as of April 30, 2017 based on input levels as of April 30, 2016.

All securities of the Fund were valued using either Level 1 or Level 2 inputs during the year ended April 30, 2017.

Use of Derivatives

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities. The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract holder. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Purchasing Put and Call Options: The Fund may invest in options on securities and indices, and use such securities either to hedge risk or enhance the long positions in the Fund’s portfolio.

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

Annual Report | April 30, 2017	29

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options: The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates some of the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund did not transact in any written options during the year ended April 30, 2017.

The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

The effect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2017 (a):

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity (Purchased Options Contracts)	Investments, at value	$1,642,250	N/A	N/A

(a)	For open derivative instruments as of April 30, 2017, see the Schedule of Investments, which is also indicative of the activity for the year ended April 30, 2017.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2017:

Risk Exposure	Statement of Operations Location	Realized Gain of Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity (Purchased
Options Contracts)	Net realized gain on purchased options/ Net change in unrealized appreciation on purchased options	$(6,556,529)	$1,080,564

Significant Ownership Concentration

At April 30, 2017, the Fund invested 36.60% total net assets in the First American Treasury Obligations Fund — Class Z (FUZXX) (the “Money Market Fund”). The financial statements of the Money Market Fund, including the portfolio of investments, are included in the First American Treasury Obligations Fund’s (Class Z) annual report and can be found at www.firstamericanfunds.com and should be read in conjunction with the Fund’s financial statements. The Fund uses the money market instrument as a vehicle for holding collateral related to securities sold short. As stated in the Fund’s prospectus, the Fund will typically invest between 0% and 50% of net assets in money market securities and fixed income securities. This portion of the Fund’s portfolio includes cash equivalents (i.e., money market funds or U.S. Treasury Notes) and bonds (i.e., corporate or government bonds), although generally cash equivalents are emphasized more than bonds. The corporate bonds purchased may have any maturity and be of any rating or quality, as long as Fund management believes it is consistent with the Fund’s investment objective.

Annual Report | April 30, 2017	31

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

The Money Market Fund seeks to provide maximum current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements collateralized by such obligations.

Fund management considers investments in securities sold short to be part of managed assets, thereby reducing the Fund’s available cash balance. If the absolute value of securities sold short was added to the Fund’s total long positions as of April 30, 2017 total investments would equal 80.88%, as a percentage of net assets. This would result in cash equivalents representing 19.12% of net assets, vs. the 19.69% that is disclosed on the Schedule of Investments. This better illustrates the Fund’s net cash exposure as of April 30, 2017.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the year ended April 30, 2017, the Fund recorded $9,735 in redemption fee proceeds.

Securities Transactions and Related Investment Income

The Fund follows industry practice and records securities transactions on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Income Taxes

The Fund has qualified and intends to qualify with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the company’s tax positions and concluded that no liability for unrecognized tax benefits or expenses should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014, 2015, and 2016) or expected to be taken in the company’s 2017 tax returns. The company identifies its major tax jurisdictions as U.S. federal, Georgia and Maryland, and foreign jurisdictions where the company makes significant investments; however, the company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

2. COMMITMENTS AND OTHER AGREEMENTS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. No fee waiver or reimbursement by the Adviser was required for the year ended April 30, 2017.

The Adviser, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. Certain Directors and Officers of the Fund are also officers of the Adviser.

Ultimus Fund Solutions, LLC (“the Administrator”) provides fund accounting, fund administration and transfer agency services under a Master Services Agreement to the Fund. The Fund pays the Administrator fees for its services under the Master Services Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s securities. Prior to October 24, 2016, ALPS Fund Services, Inc. (“ALPS”) provided fund accounting, fund administration and transfer agency services to the Fund. The Fund paid ALPS for its services in accordance with various service agreements. Prior to October 24, 2016, ALPS waived $14,301 against the administration fee. The Administrator agreed to a one time reduction of conversion costs by $20,000.

Annual Report | April 30, 2017	33

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

Under a Compliance Consulting Agreement with the Fund, Ultimus provides the Fund with a Chief Compliance Officer along with support services. The Fund pays Ultimus an annual fee to provide these services. Prior to October 24, 2016, the Fund paid ALPS an annual compliance fee, made in monthly installments, for its services rendered.

Ultimus Fund Distributors, LLC (the “Distributor”) serves as distributor to the Fund. The Fund does not pay the Distributor for these services. The Distributor is a wholly-owned subsidiary of Ultimus. Prior to October 24, 2016, ALPS Distributors, Inc. (“ADI”) served as distributor to the Fund. The Fund did not pay ADI for these services.

Certain officers of the Fund are also officers of Ultimus and the Distributor.

3. INVESTMENT PORTFOLIO TRANSACTIONS

During the year ended April 30, 2017, the Fund purchased $387,046,663 and sold $408,579,321 of securities, excluding securities sold short and short-term investments.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2017, the Fund had approximately 17% of its total net assets in short positions.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

For the year ended April 30, 2017, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $203,319,140 and $186,669,917, respectively.

4. TAX BASIS INFORMATION

As of April 30, 2017, the net unrealized appreciation (depreciation) of investments, including short securities, for tax purposes was as follows:

Gross unrealized appreciation	$5,211,704
Gross unrealized depreciation	(1,682,420)

Net unrealized appreciation	$3,529,284

At April 30, 2017, the aggregate cost of securities for federal income tax purposes was $94,032,369 for the Fund.

The tax character of distributions for the fiscal years ended April 30, 2017 and April 30, 2016 were as follows:

Distributions paid from:	2017	2016
Ordinary income	$—	$7,125,425
Net long-term capital gains	—	3,000,068
Total distributions	$—	$10,125,493

At April 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis was as follows:

Accumulated capital and other losses	$(6,853,961)
Unrealized appreciation	3,529,284

$(3,324,677)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses and investments in partnerships and certain other investments.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended April 30, 2017, the Fund deferred $386,206 in Qualified Late Year Ordinary Losses.

As of April 30, 2017, the Fund has available for tax purposes an unused capital loss carryforward of $6,461,379 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains.

Annual Report | April 30, 2017	35

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2017, the Fund increased accumulated net realized loss on investments by $37,015, increased undistributed net investment loss by $2,670,407 and decreased paid-in capital by $2,702,422. These reclassifications are due to investments in partnerships, commodities, nondeductible dividend expenses and certain other temporary and permanent book and tax reclassifications.

5. RELATED PARTY TRANSACTIONS

As of April 30, 2017, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 1.43% and 7.22%, respectively. Caldwell & Orkin, Inc. is 100% wholly owned by Michael B. Orkin.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

6. DIRECTOR COMPENSATION

The Fund pays each Director, other than the Independent Chairman, who is not affiliated with the Adviser an annual fee of $15,000 per year, plus $3,500 for each in-person meeting attended and $1,500 for each other meeting attended. The Fund pays the Independent Chairman an annual fee of $19,000 per year, plus $5,250 for each in-person meeting attended and $3,250 for each other meeting attended. The Fund pays the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500. In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting.

The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings. Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund. Accordingly, each Director who is not affiliated with the Adviser receives shares of the Fund with a value equal to the cash compensation they would have otherwise received.

7. RECENT ACCOUNTING PRONOUNCEMENTS

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2017

Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund’s financial statements and related disclosures.

8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

Annual Report | April 30, 2017	37

Caldwell & Orkin Market Opportunity Fund	Report of Independent Registered Public Accounting Firm
April 30, 2017

To the Shareholders and Board of Directors

The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Caldwell & Orkin Market Opportunity Fund, a series of shares of The Caldwell & Orkin Funds, Inc., (the “Fund”), as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 27, 2017

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Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
April 30, 2017 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2016 through April 30, 2017. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2017	39

Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
April 30, 2017 (Unaudited)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period (1)	Annualized Expense Ratio(2)
Actual(3)	$1,000.00	$997.10	$9.90	2.00%
Hypothetical (4)	$1,000.00	$1,014.88	$9.99	2.00%

(1)	The annualized expense ratio reflects actual expenses from the Fund from November 1, 2016 through April 30, 2017, as a percentage of average net assets for that period.
(2)

Expenses are equal to the Caldwell & Orkin Market Opportunity Fund’s annualized expense ratio of 2.00% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365 (to reflect the halfyear period.)

(3)	Excluding interest expense and dividend expense from short positions the expense ratio is 1.40%, your actual cost of investment in the Fund would be $6.93.
(4)

Hypothetical assumes 5% annual return before expenses. Excluding interest expense and dividend expense from short positions the expense ratio is 1.40%, your hypothetical cost of investment in the Fund would be $6.99.

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Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2017

Caldwell & Orkin Market Opportunity Fund Board of Directors and Officers (as of June 24, 2017)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Frederick T. Blumer (57) Director and Chairman of the Board	Indefinite Term, Since 1990	Mr. Blumer is the CEO of Vehcon, Inc., and was formerly CEO of X-spand International, Inc. and was formerly Vice President of HUGHES Telematics, Inc.	One	None
David L. Eager (74) Director	Indefinite Term, Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc. Mr. Eager is also the Vice Chair of the Kentucky Retirement System Board of Trustees and Chair of its Investment Committee.	One	None
James L. Underwood (66) Director and Chairman of the Audit Committee	Indefinite Term, Since 2006	Mr. Underwood is the Founder and Sole Owner of Underwood Advisors, LLC, an Estate and Financial Planning firm and was formerly a Principal and shareholder of Windham Brannon P.C. and a Member of the Board of Managers of Windham Brannon Financial Group, LLC. Prior to that he was the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors, LLC.	One	None

Annual Report | April 30, 2017	41

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2017

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Michael B. Orkin* (57) Director, President, and Portfolio Manager	Indefinite Term, Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None
OFFICERS WHO ARE NOT DIRECTORS
Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
David R. Bockel (40) Treasurer & Assistant Secretary	Indefinite Term, Since 2010	Mr. Bockel is a Portfolio Manager for Caldwell & Orkin, Inc.	N/A	N/A
Charles Black (37) Chief Compliance Officer	Since 2016	Mr. Black is a Senior Compliance Officer at Ultimus Fund Solutions, LLC since 2015 and Chief Compliance Officer of Ultimus Managers Trust since 2016. Previously, Mr. Black served as a Senior Compliance Manager at Touchstone Mutual Funds from 2013 to 2015, Senior Compliance Manager at Fund Evaluation Group from 2011 to 2013; and as a Regulatory Administration Specialist from 2006 to 2011.	N/A	N/A

42	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2017

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Benjamin V. Mollozzi (32) Secretary	Since 2017	Mr. Mollozzi is an Associate Attorney at Ultimus Fund Solutions, LLC (Ultimus). Mr. Mollozzi has been at Ultimus since 2015.	N/A	N/A
Bryan W. Ashmus (44) Assistant Treasurer	Since 2016	Mr. Ashmus is a Vice President and Director of Financial Administration at Ultimus Fund Solutions, LLC (since December 2015). Previously, Mr. Ashmus was Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) from September 2013 to December 2015 and was Vice President, Fund Administration, Citi Fund Services Ohio, Inc. from May 2005 to September 2013.	N/A	N/A
Stephen Preston (50) Anti-Money Laundering Officer	Since 2016	Mr. Preston is Chief Compliance Officer of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC since June 2011.	N/A	N/A

Annual Report | April 30, 2017	43

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

Annual Report to Shareholders

BOARD OF DIRECTORS	TRANSFER, REDEMPTION	LEGAL COUNSEL
Frederick T. Blumer,	& DIVIDEND	Paul Hastings LLP
Independent Chairman	DISBURSING AGENT	1170 Peachtree Street, N.E.,
Michael B. Orkin, President	Ultimus Fund Solutions, LLC	Suite 100,
David L. Eager	P.O. Box 46707	Atlanta, GA 30309
James L. Underwood	Cincinnati, OH 45246-0707
INDEPENDENT
INVESTMENT ADVISER	CUSTODIAN	DIRECTORS’ COUNSEL
C&O Funds Advisor, Inc.	U.S. Bank N.A.	Arnall Golden Gregory LLP
5185 Peachtree Parkway	1555 N. Rivercenter Dr.	171 17th Street, NW,
Suite 370	MK-WI-5302	Suite 2100
Norcross, GA 30092-6541	Milwaukee, WI 53212	Atlanta, GA 30363

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2017. The commentary reflects the views of the investment manager through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule - The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800 SEC-0330.

Fund Information - For more information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.CaldwellOrkin.com.

Caldwell & Orkin Market Opportunity Fund

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

E-mail: Info@CaldwellOrkin.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $27,000

Fiscal year ended 2016: $27,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $0

Fiscal year ended 2016: $0

Fees for 2017 and 2016 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $2,800

Fiscal year ended 2016: $2,800

Fees for 2017 and 2016 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $1,200

Fiscal year ended 2016: $1,200

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended April 30, 2016 and April 30, 2017 are $4,000 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Caldwell & Orkin Funds, Inc.

By (Signature and Title)*	/s/ Michael B. Orkin
Michael B. Orkin, President and Principal Executive Officer

Date 7/10/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael B. Orkin
Michael B. Orkin, President and Principal Executive Officer

Date 7/10/2017

By (Signature and Title)*	/s/ David R. Bockel, Jr.
David R. Bockel, Jr., Treasurer and Principal Financial Officer

Date 7/5/2017